UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21901

Exact name of registrant as specified in charter:	Aberdeen Global Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Dynamic Dividend Fund (the “Fund”) for the six-month period ended April 30, 2020. The Fund’s investment objective is to seek high current dividend income more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return

For the six-month period ended April 30, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-10.3%
Market Price*	-12.5%
MSCI All Country World Index (Net Dividends)[1,2]	-7.7%
MSCI All Country World Index (Gross Dividends)[1]	-7.4%

*           assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Discount

The below table represents comparison from current six-month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
On 4/30/2020	$9.57	$8.20	14.3%
On 10/31/2019	$11.14	$9.78	12.2%

During the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $7.49 to $12.00 and the Fund’s market price traded within a range of $5.94 to $10.75. During the six-month period ended April 30, 2020, the Fund’s shares traded within a range of a discount of -23.5% to -9.0%.

Portfolio Management

The day-to-day management of the Fund is the responsibility of the Global Equity team of Aberdeen Standard Investments3. The team works in a collaborative fashion,with all team members having both portfolio management and research responsibilities.

Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2020 totaled $0.78 per share. Based on the market price of $8.20 on April 30, 2020, the distribution rate over the twelve-month period ended April 30, 2020 was 9.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2020 and June 9, 2020, the Fund announced that it would pay on May 29, 2020 and June 30, 2020, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2020, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and

1             The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the MSCI AC World Index (Gross Dividends) to the MSCI AC World Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

3             The asset management business of the Fund’s investment adviser’s parent company, Standard Life Aberdeen plc, and its affiliates, operate under the name and is herein referred to collectively as Aberdeen Standard Investments.

Aberdeen Global Dynamic Dividend Fund	1

Letter to Shareholders (unaudited) (concluded)

Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenagd.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/preferences

Contact Us:

•              Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•              Email: Investor.Relations@aberdeenstandard.com; or

•              Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Global Dynamic Dividend Fund

Report of the Investment Adviser (unaudited)

Market/economic review

Global equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of the COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a $2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russia pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded toward the end of the period, aided by unprecedented monetary and fiscal stimulus globally, and a slowdown in the rate of new COVID-19 infections in many countries.

Despite generally being viewed as defensive, dividend-paying companies could not avoid the severe market decline during the reporting period. Several companies have reduced, suspended, or eliminated their dividend payments. In some cases, this was proactively done to protect cash, or to meet current cash needs given the sharp economic downturn. The financial and energy sectors both consist of companies that have high-dividend-paying stocks, and these sectors were hit particularly hard by the COVID-19 pandemic. In addition, some countries have pressured banks not to pay dividends in 2020.

Fund performance review

Aberdeen Global Dynamic Dividend Fund returned -10.3% on a net asset value (NAV) basis for the six-month period ended April 30, 2020, versus the -7.7% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends).

At the individual stock level, key detractors from the Fund’s relative performance during the reporting period the absence of a holding in Amazon.com, a position in Cineworld Group PLC, which is not a constituent of the benchmark MSCI AC World Index, and an overweight position in Melrose Industries PLC. The lack of exposure to Amazon.com weighed on Fund performance as its shares moved higher as COVID-19-accelerated growth of Amazon Prime, driving exploration of Prime perks (video, music, Twitch, photo storage, etc.) and hastening the shift to online buying. Cineworld Group operates 9,500 movie screens worldwide. With movie theatres shutting down due to COVID-19, investors feared the company may experience a liquidity crisis. Cineworld has been in discussions with film studios and landlords to reduce costs and has cut its capital expenditures. Melrose Industries is a London-based company that specializes in buying and improving underperforming businesses. The company has exposure to the automotive and aerospace industries. In an effort to preserve cash, Melrose Industries canceled its dividend and lowered its capital expenditures. In addition, the company secured a net debt to earnings before interest, taxes, depreciation and amortization (EBITDA)2 covenant3 waiver in relation to the June and December 2020 testing periods to provide flexibility if it is needed.

Conversely, the largest contributors to Fund performance during the reporting period included overweight positions in NortonLifeLock Inc., Barrick Gold Corp., and LG Chem Ltd. NortonLifeLock’s share price rallied after the completion of the sale of its enterprise security business to Broadcom in November 2019. The company used a portion of the proceeds to pay a large special dividend in January 2020. Furthermore, the current environment of employees working from home may benefit NortonLifeLock’s anti-virus products. Shares of Barrick Gold, the second-largest gold mining company in the world, outperformed as gold was viewed as a “safe haven” amid the market’s turmoil. In addition, gold is viewed as a hedge against inflation, which could experience an uptick in the years to come given aggressive central bank and government monetary and fiscal actions globally. LG Chem is one of the largest chemical companies in the world. Its electric vehicle (EV) battery business broke even in the fourth quarter of 2019, and the company forecasts that this division will be profitable in 2020. We believe the stock outperformed as investors attributed a higher value to its EV battery business.

1            The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2            Net debt to EBITDA is a ratio measuring the amount of income generated and available to reduce a company’s debt before covering interest, taxes, depreciation, and amortization expenses.

3            A covenant is a financial agreement containing provisions that certain activities will or will not be carried out or that certain thresholds will be met.

Aberdeen Global Dynamic Dividend Fund	3

Report of the Investment Adviser (unaudited) (concluded)

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the six-month period ended April 30, 2020, the Fund issued total distributions of $0.39 per share.

At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s primary benchmark from the MSCI AC World Index (Gross Dividends) to the MSCI AC World Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Outlook

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 crisis. We are talking to management teams and updating our strategy as the situation unfolds. Many of the companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats4 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions.

Certain macro indicators recently have implied that global economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit after the COVID-19 pandemic fades. In such uncertain, changing times, we believe that good bottom-up analysis and stock selection are more crucial now than ever. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

4            A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

4	Aberdeen Global Dynamic Dividend Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the MSCI AC World Index for the 6-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	-10.3%	-5.8%	3.3%	4.2%	5.7%
Market Price	-12.5%	-8.1%	1.0%	3.6%	-0.4%
MSCI AC World Index (Net Dividends)*	-7.7%	-5.0%	4.4%	4.4%	6.9%
MSCI AC World Index (Gross Dividends)	-7.4%	-4.4%	5.0%	4.9%	7.5%

Aberdeen Asset Managers Limited assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018, Aberdeen Asset Managers Limited entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2021. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund Shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenagd.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2020 was 1.34%. The annualized net expense ratio, net of fee waivers based on the six-month period ended April 30, 2020 was 1.19%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2020 was 1.16%.

*              At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the MSCI AC World Index (Gross Dividends) to the MSCI AC World Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Global Dynamic Dividend Fund	5

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. A sector can include more than one industry group. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any industry or industry group. As of April 30, 2020, the Fund held 98.2% of its net assets in equities, 1.2% in a short-term investment and 0.6% in assets in excess of other liabilities.

Top Sectors	As a Percentage of Net Assets
Information Technology	17.0%
Financials	15.0%
Health Care	13.9%
Industrials	9.1%
Consumer Discretionary	8.3%
Utilities	7.5%
Consumer Staples	7.1%
Communication Services	6.4%
Energy	5.9%
Materials	4.7%
Real Estate	3.3%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2020:

Countries	As a Percentage of Net Assets
United States	51.0%
United Kingdom	8.3%
Switzerland	5.1%
Germany	4.7%
France	4.6%
Japan	3.2%
South Korea	2.9%
Canada	2.9%
Brazil	2.5%
Netherlands	2.2%
Other	12.6%
100.0%

6	Aberdeen Global Dynamic Dividend Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2020:

Name of Security	As a Percentage of Net Assets
Apple, Inc.	2.9%
Microsoft Corp.	2.2%
Williams Cos., Inc. (The)	1.9%
Intel Corp.	1.9%
LG Chem Ltd.	1.7%
Barrick Gold Corp.	1.6%
Dollar General Corp.	1.5%
Avast PLC	1.4%
Roche Holding AG	1.4%
Nestle SA	1.4%

Aberdeen Global Dynamic Dividend Fund	7

Portfolio of Investments (unaudited)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS—98.2%
COMMON STOCKS—96.9%
BRAZIL—2.5%
Consumer Discretionary—0.5%
Arezzo Industria e Comercio SA	73,400	$ 573,659
Industrials—1.2%
CCR SA	332,292	754,667
Cosan Logistica SA(a)	240,000	677,909
		1,432,576
Materials—0.8%
Vale SA, ADR	116,000	957,000
Total Brazil		2,963,235
CANADA—2.9%
Energy—1.3%
Enbridge, Inc.	48,400	1,484,912
Materials—1.6%
Barrick Gold Corp.	76,150	1,958,578
Total Canada		3,443,490
CHINA—1.5%
Financials—1.2%
Ping An Insurance Group Co. of China Ltd., H Shares	140,500	1,429,764
Industrials—0.3%
CRRC Corp. Ltd., Class H	693,650	367,190
Total China		1,796,954
FINLAND—0.8%
Information Technology—0.8%
Nokia OYJ	264,100	952,064
FRANCE—4.6%
Energy—0.7%
TOTAL SA, ADR(b)	23,500	826,025
Financials—1.0%
AXA SA	70,800	1,258,576
Industrials—1.8%
Alstom SA	27,202	1,115,798
Bouygues SA	34,900	1,073,809
		2,189,607
Utilities—1.1%
Veolia Environnement SA	60,100	1,281,238
Total France		5,555,446

8	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY—4.7%
Financials—1.3%
Deutsche Boerse AG	10,100	$ 1,565,888
Health Care—1.0%
Bayer AG	18,200	1,197,002
Information Technology—1.1%
Infineon Technologies AG	70,500	1,310,660
Utilities—1.3%
RWE AG	53,200	1,530,441
Total Germany		5,603,991
HONG KONG—1.2%
Financials—1.2%
Hong Kong Exchanges & Clearing Ltd.	44,000	1,410,734
INDONESIA—1.3%
Communication Services—1.3%
Tower Bersama Infrastructure Tbk PT	20,000,000	1,582,080
JAPAN—3.2%
Financials—0.7%
Mitsubishi UFJ Financial Group, Inc.	231,200	934,048
Health Care—1.1%
Shionogi & Co. Ltd.	23,500	1,297,847
Real Estate—1.4%
GLP J-REIT	1,300	1,676,017
Total Japan		3,907,912
LUXEMBOURG—0.7%
Materials—0.7%
ArcelorMittal SA(b)	74,000	812,520
MEXICO—1.1%
Utilities—1.1%
Infraestructura Energetica Nova SAB de CV	415,500	1,378,851
NETHERLANDS—2.2%
Consumer Staples—2.2%
Heineken NV	18,000	1,531,077
Unilever NV	23,500	1,170,283
Total Netherlands		2,701,360
NORWAY—1.1%
Communication Services—1.1%
Telenor ASA	86,200	1,322,225
SINGAPORE—1.0%
Financials—1.0%
Oversea-Chinese Banking Corp. Ltd.	180,200	1,149,732

Aberdeen Global Dynamic Dividend Fund	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SOUTH KOREA—1.6%
Materials—1.6%
LG Chem Ltd.	6,400	$ 1,988,564
SPAIN—1.1%
Industrials—1.1%
Ferrovial SA	53,125	1,330,240
SWEDEN—2.2%
Consumer Staples—1.3%
Essity AB, Class B(a)	50,100	1,622,907
Industrials—0.9%
Volvo AB, B Shares	83,600	1,071,297
Total Sweden		2,694,204
SWITZERLAND—5.1%
Consumer Staples—1.4%
Nestle SA	15,900	1,683,969
Financials—1.2%
Zurich Insurance Group AG	4,500	1,426,745
Health Care—2.5%
Novartis AG	15,100	1,288,611
Roche Holding AG	4,900	1,696,857
		2,985,468
Total Switzerland		6,096,182
UNITED KINGDOM—8.3%
Communication Services—1.5%
Cineworld Group PLC	536,100	441,981
Vodafone Group PLC	981,000	1,383,871
		1,825,852
Energy—0.7%
BP PLC, ADR(b)	36,600	871,080
Financials—1.6%
Barclays PLC, ADR	164,400	869,676
Standard Chartered PLC	201,400	1,029,090
		1,898,766
Health Care—2.5%
AstraZeneca PLC, ADR	29,800	1,557,944
Dechra Pharmaceuticals PLC	39,300	1,367,960
		2,925,904
Industrials—0.6%
Melrose Industries PLC	589,966	737,400
Information Technology—1.4%
Avast PLC(c)	297,100	1,711,286
Total United Kingdom		9,970,288

10	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES—49.8%
Communication Services—2.5%
Activision Blizzard, Inc.	22,000	$ 1,402,060
Alphabet, Inc., Class C(a)(b)	1,200	1,618,392
		3,020,452
Consumer Discretionary—7.8%
Aptiv PLC(b)	18,500	1,286,675
Dollar General Corp.(b)	10,000	1,753,000
Las Vegas Sands Corp.	22,800	1,094,856
Lowe’s Cos., Inc.(b)	14,700	1,539,825
Target Corp.(b)	12,400	1,360,776
TJX Cos., Inc. (The)(b)	25,000	1,226,250
Whirlpool Corp.(b)	10,400	1,162,096
		9,423,478
Consumer Staples—2.2%
Kraft Heinz Co. (The)	32,500	985,725
Mondelez International, Inc., Class A(b)	31,300	1,610,072
		2,595,797
Energy—3.2%
EOG Resources, Inc.	32,400	1,539,324
Williams Cos., Inc. (The)	118,500	2,295,345
		3,834,669
Financials—5.8%
American International Group, Inc.(b)	15,500	394,165
Bank of America Corp.(b)	50,300	1,209,715
Blackstone Group, Inc. (The), Class A	18,200	950,768
Charles Schwab Corp. (The)	30,900	1,165,548
Citigroup, Inc.(b)	23,400	1,136,304
Goldman Sachs Group, Inc. (The)	6,500	1,192,230
Huntington Bancshares, Inc.	95,500	882,420
		6,931,150
Health Care—6.8%
AbbVie, Inc.	15,200	1,249,440
Allergan PLC(b)	6,000	1,124,040
Bristol-Myers Squibb Co.(b)	27,500	1,672,275
Eli Lilly & Co.	7,400	1,144,336
Medtronic PLC(b)	15,600	1,523,028
UnitedHealth Group, Inc.(b)	5,000	1,462,350
		8,175,469
Industrials—3.2%
Delta Air Lines, Inc.(b)	27,400	709,934
FedEx Corp.(b)	12,800	1,622,656
Norfolk Southern Corp.	5,100	872,610
Raytheon Technologies Corp.	9,105	590,095
		3,795,295

Aberdeen Global Dynamic Dividend Fund	11

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Information Technology—12.4%
Apple, Inc.(b)	11,800	$ 3,466,840
Broadcom, Inc.(b)	5,700	1,548,234
Cisco Systems, Inc.	33,300	1,411,254
Intel Corp.(b)	37,600	2,255,248
Leidos Holdings, Inc.	12,200	1,205,482
Microsoft Corp.(b)	14,900	2,670,229
NortonLifeLock, Inc.	60,100	1,278,327
TE Connectivity Ltd.(b)	14,700	1,079,862
		14,915,476
Real Estate—1.9%
Digital Realty Trust, Inc., REIT(b)	10,300	1,539,747
GEO Group, Inc. (The), REIT	62,000	786,160
		2,325,907
Utilities—4.0%
Clearway Energy, Inc., Class A	40,800	762,960
CMS Energy Corp.(b)	19,500	1,113,255
FirstEnergy Corp.	36,100	1,489,847
NextEra Energy, Inc.(b)	6,100	1,409,832
		4,775,894
Total United States		59,793,587
Total Common Stocks		116,453,659
PREFERRED STOCKS—1.3%
SOUTH KOREA—1.3%
Information Technology—1.3%
Samsung Electronics Co., Ltd.	44,300	1,535,686
Total Preferred Stocks		1,535,686
Total Long-Term Investments—98.2% (cost $117,290,845)		117,989,345
SHORT-TERM INVESTMENT—1.2%
UNITED STATES—1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(d)	1,459,383	1,459,383
Total Short-Term Investment—1.2% (cost $1,459,383)		1,459,383
Total Investments—99.4% (cost $118,750,228)(e)		119,448,728
Other Assets in Excess of Liabilities—0.6%		664,898
Net Assets—100.0%		$120,113,626

12	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

(a)  Non-income producing security.

(b)  All or a portion of the security has been designated as collateral for the line of credit.

(c)  Denotes a security issued under Regulation S or Rule 144A.

(d)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(e)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR   American Depositary Receipt

PLC    Public Limited Company

REIT   Real Estate Investment Trust

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Euro
07/08/2020	State Street Bank and Trust	USD 2,959,819	EUR 2,700,000	$2,962,676	$(2,857)

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	13

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets
Investments, at value (cost $117,290,845)	$ 117,989,345
Short-term investments, at value (cost $1,459,383)	1,459,383
Foreign currency, at value (cost $28,636)	28,909
Receivable for investments sold	399,205
Interest and dividends receivable	218,539
Tax reclaim receivable	506,059
Other receivables	7,060
Prepaid expenses	12,073
Total assets	120,620,573
Liabilities
Payable for investments purchased	338,796
Investment management fees payable (Note 3)	75,019
Investor relations fees payable (Note 3)	25,562
Unrealized depreciation on forward foreign currency exchange contracts	2,857
Other accrued expenses	64,713
Total liabilities	506,947

Net Assets	$ 120,113,626
Composition of Net Assets:
Paid-in capital in excess of par	$ 134,401,539
Distributable accumulated loss	(14,287,913)
Net Assets	$ 120,113,626
Net asset value per share based on 12,549,582 shares issued and outstanding	$ 9.57

See Notes to Financial Statements.

14    Aberdeen Global Dynamic Dividend Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $82,284)	$ 5,530,160
Interest and other income	749
Total Investment Income	5,530,909
Expenses
Investment management fee (Note 3)	669,548
Investor relations fees and expenses (Note 3)	35,146
Reports to shareholders and proxy solicitation	33,232
Custodian’s fees and expenses	33,107
Independent auditors’ fees and expenses	21,319
Trustee fees and expenses	15,778
Legal fees and expenses	10,627
Transfer agent’s fees and expenses	9,217
Administration fee (Note 3)	8,506
Insurance expense	7,441
Miscellaneous	32,020
Total expenses before reimbursed/waived expenses	875,941
Interest expense (Note 6)	17,254
Total operating expenses before reimbursed/waived expenses	893,195
Less: Expenses waived (Note 3)	(97,325)
Net expenses	795,870

Net Investment Income	4,735,039
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(1,666,882)
Forward foreign currency exchange contracts	85,392
Foreign currency transactions	(63,684)
(1,645,174)
Net change in unrealized appreciation/(depreciation) on:
Investments	(17,895,606)
Forward foreign currency exchange contracts	35,134
Foreign currency translation	2,807
(17,857,665)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(19,502,839)
Net Decrease in Net Assets Resulting from Operations	$ (14,767,800)

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund     15

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2020 (unaudited)	For the Year Ended October 31, 2019
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 4,735,039	$ 9,523,348
Net realized loss from investments, forward foreign currency exchange contracts and foreign currency transactions	(1,645,174)	(1,843,190)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	(17,857,665)	6,302,439
Net increase/(decrease) in net assets resulting from operations	(14,767,800)	13,982,597
Distributions to Shareholders from:
Distributable earnings	(4,894,337)	(9,788,674)
Net decrease in net assets from distributions	(4,894,337)	(9,788,674)
Change in net assets resulting from operations	(19,662,137)	4,193,923
Net Assets:
Beginning of period	139,775,763	135,581,840
End of period	$ 120,113,626	$ 139,775,763

See Notes to Financial Statements.

16     Aberdeen Global Dynamic Dividend Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(unaudited)		2019	2018 (a)	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$11.14		$10.80	$11.43	$9.96	$10.79	$11.16
Net investment income	0.38	(b)	0.76 (b)	0.61 (b)	0.75	0.70	0.80
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(1.56)		0.36	(0.46)	1.50	(0.75)	(0.41)
Total from investment operations applicable to common shareholders	(1.18)		1.12	0.15	2.25	(0.05)	0.39
Distributions to common shareholders from:
Net investment income	(0.39)		(0.78)	(0.77)	(0.77)	(0.75)	(0.77)
Tax return of capital	–		–	(0.01)	(0.01)	(0.03)	–
Total distributions	(0.39)		(0.78)	(0.78)	(0.78)	(0.78)	(0.77)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–		–	–	–	–	0.01
Net asset value per common share, end of period	$9.57		$11.14	$10.80	$11.43	$9.96	$10.79
Market price, end of period	$8.20		$9.78	$9.25	$10.64	$8.42	$9.07
Total Investment Return Based on(c):
Market price	(12.50%)		14.71%	(6.37%)	36.68%	1.61%	0.35%
Net asset value	(10.34%)		11.91%	1.76%	24.13%	1.04%	4.62%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$120,114		$139,776	$135,582	$143,431	$124,996	$135,417
Net operating expenses, net of fee waivers	1.19	%(d)	1.21%	1.19%	1.21%	1.14%	1.19%
Net operating expenses, excluding fee waivers	1.34	%(d)	1.34%	1.27%	– (e)	– (e)	– (e)
Net operating expenses, net of fee waivers and excluding interest expense	1.16	%(d)	1.16%	1.16%	1.17%	1.14%	1.15%
Net investment income	7.07	%(d)	7.06%	5.20%	6.87%	6.90%	7.05%
Portfolio turnover	31	%(f)	119%	80%	89%	97%	120%
Line of credit payable outstanding (000 omitted)	$–		$211	$–	$2,920	$–	$–
Asset coverage ratio on revolving credit facility at period end	–		66,335%	–	– (g)	– (g)	– (g)
Asset coverage per $1,000 on line of credit payable at period end	$–		$663,350	$–	$48,124	$–	$–

(a) Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(b) Net investment income is based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d) Annualized.

(e) Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Investment Adviser. Prior to this, there was no such agreement in place.

(f)  Not annualized.

(g) The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	17

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and commenced operations on July 26, 2006. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

18	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Investment Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the

Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$74,047,485	$42,406,174	$–	$116,453,659
Preferred Stocks	–	1,535,686	–	1,535,686
Short-Term Investment	1,459,383	–	–	1,459,383
Total	$75,506,868	$43,941,860	$–	$119,448,728
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(2,857)	$–	$(2,857)

Amounts listed as “–“ are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Dynamic Dividend Fund 19

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner.

They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the six-month period ended April 30, 2020, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

20 Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$–	Unrealized depreciation on forward foreign currency exchange contracts	$2,857
Total		$–		$2,857

Amounts listed as “–“ are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
		Assets				Liabilities
Forward foreign currency(2)
State Street Bank and Trust	$–	$–	$–	$–	$2,857	$–	$–	$2,857

Amounts listed as “–“ are $0 or round to $0.

(1)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)  Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)  Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Aberdeen Global Dynamic Dividend Fund 21

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

Derivatives not accounted for as Location of Gain or (Loss) on or (Loss) on (Depreciation) on hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$85,392	$35,134
Total		$85,392	$35,134

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$–
Sale Forward Foreign Currency Contracts	$3,001,207

Amounts listed as “–“ are $0 or round to $0.

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

22	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

h. Equity Linked Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of April 30, 2020.

i. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser

AAML serves as the Fund’s Investment Adviser (the “Adviser”), pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. AAML is a wholly-owned indirect subsidiary of Standard Life

Aberdeen plc (“SLA plc”). In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.

As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the six-month period ended April 30, 2020 pursuant to the Expense Limitation Agreement was $97,325.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

As of April 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML from the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 10/31/2021)	Amount Fiscal year 2019 (Expires 10/31/2022)	Amount Six Months Period 2020 (Expires 4/30/2023)	Total*
$115,457	$174,660	$97,325	$387,442

*    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Aberdeen Global Dynamic Dividend Fund	23

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

b. Fund Administrator, Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“SSBT”) serves as the administrator, custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund. Effective June 1, 2020, ASII will become the Fund’s Administrator and SSBT will become the Fund’s Sub-Administrator.

c. Investor Relations

Under the terms of the Investor Relations Services Agreement, Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of AAML, provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $35,146. For the six-month period ended April 30, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $41,638,767 and $42,755,621, respectively.

5. Capital

As of April 30, 2020, there were 12,549,582 shares of common stock issued and outstanding

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the Investment Company Act of 1940, as amended, of the total assets for extraordinary or emergency purposes, which is generally 33.33% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes. On April 30, 2020, the amount available for investment purposes was $12,062,057. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six-month period ended April 30, 2020, the average borrowing by the Fund was $1,915,513 with an average rate on borrowings of 2.47%. During the six-month period ended April 30, 2020, the maximum borrowing by the Fund was $5,927,453. Interest expense related to the line of credit for the six-month period ended April 30, 2020, was $17,254. As of April 30, 2020, there was no outstanding loan to the Fund under the agreement.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2020, the Fund did not repurchase any shares through the Program.

24	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

8. Portfolio Investment Risks

a. Dividend Strategy Risk:

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

b. Emerging Markets Risk:

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

c. Equity Securities Risk:

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

d. Foreign Currency Exposure Risk:

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

e. Foreign Securities Risk:

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

f. Issuer Risk:

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

g. Management Risk:

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

h. Market Risk:

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

i. Mid-Cap Securities Risk:

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

j. Portfolio Turnover Risk:

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

k. Qualified Dividend Tax Risk:

Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

l. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly

Aberdeen Global Dynamic Dividend Fund	25

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

m. Small-Cap Securities Risk:

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

n. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

o. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$119,942,810	$18,070,494	$(18,564,576)	$(494,082)

26	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (unaudited) (concluded)

April 30, 2020

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$9,788,674	$9,713,880
Net long-term capital gains	–	–
Tax return of capital	–	74,794
Total tax character of distributions	$9,788,674	$9,788,674

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$ 442,421
Undistributed long-term capital gains – net	–
Total undistributed earnings	$ 442,421
Capital loss carryforward	(11,124,629)	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	16,056,432	**
Total accumulated earnings/(deficit) – net	$ 5,374,224

*               On October 31, 2019, the Fund had a net capital loss carryforward of $(11,124,629) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$11,124,629	Unlimited (Short-Term)

**           The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles, the realization of unrealized gains, forward contracts, and other timing differences and passive foreign investment company gain/(loss).

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020 a distribution of $0.065 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

Effective June 1, 2020 Aberdeen Standard Investments Inc. (“ASII”) serves as the Fund’s Administrator. ASII is a wholly-owned indirect subsidiary of Standard Life Aberdeen plc (“SLA plc”) and will receive 0.08% as compensation for services. ASII has also entered into an agreement with State Street as sub-administrator to the Fund.

Aberdeen Global Dynamic Dividend Fund     27

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

28      Aberdeen Global Dynamic Dividend Fund

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Global Dynamic Dividend Fund     29

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments, Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The Financial Statements as of April 30, 2020, included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Dynamic Dividend Fund are traded on the NYSE under the symbol “AGD”. Information about the Fund’s net asset value and market price is available at www.aberdeenagd.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AGD SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are

effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Dynamic Dividend Fund

Date:	July 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Dynamic Dividend Fund

Date:	July 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Dynamic Dividend Fund

Date:	July 9, 2020